UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5    Corporate Governance and Management

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 28, 2022, Allegiant Travel Company (the “Company”) announced the promotions of both Scott Sheldon and Gregory Anderson to presidents of the Company. Mr. Sheldon’s title will be president and chief operating officer. Mr. Anderson’s title will be president and chief financial officer.

Mr. Sheldon, age 44, served as executive vice president since January 2017 and has served as chief operating officer since June 2017. He served as our chief financial officer from 2010 until April 2019. He served as a senior vice president from 2010 until January 2017, and served as our principal accounting officer from 2007 until 2010. Prior to that, Mr. Sheldon served in other accounting positions for us from 2004 until 2010. From 2001 until 2004, Mr. Sheldon worked in public accounting for the Perry-Smith, LLP regional public accounting firm in Sacramento, California.

Mr. Anderson, age 40, served as executive vice president, chief financial officer since April 2019 and served as our principal accounting officer from January 2015 until January 2021. He served as senior vice president, treasury from January 2017 to April 2019. He has worked in our accounting department since 2010. Prior to joining the Company, Mr. Anderson worked in corporate accounting for U.S. Airways from May 2009 until January 2010 and worked in public accounting for Ernst & Young prior to joining U.S. Airways. Mr. Anderson is a certified public accountant.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2022, the Board of Directors of the Company approved an amendment to the Company’s By-laws to make certain changes to the roles of the chairman of the board, chief executive officer, president and executive chairman and to make some conforming changes.

This summary of the amendments is qualified in its entirety by reference to the complete copy of the amended and restated bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. Additionally, a copy of the amended and restated bylaws marked to show changes is also attached as Exhibit 3.2 hereto.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

a.Not applicable.
b.Not applicable.
c.Not applicable.
d.Exhibits

Exhibit No.	Description of Document

3.1	By-laws of Allegiant Travel Company as amended on July 25, 2022
3.2	By-laws of Allegiant Travel Company as amended on July 25, 2022 (marked)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2022	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory C. Anderson
	Name:	Gregory C. Anderson
	Title:	President